UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 15, 2011
Diamond Offshore Drilling, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15415 Katy Freeway
Houston, Texas 77094

(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 492-5300
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-3.1

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On and effective as of March 15, 2011, the Board of Directors of Diamond Offshore Drilling, Inc. (the “Company”) amended Article I, Section 7 and Article II, Section 11 of the Company’s Amended and Restated By-Laws, as amended through October 22, 2007 (the “By-Laws”), to provide that, except in contested elections and as otherwise provided in the By-Laws, as amended, directors of the Company shall be elected by a majority vote of stockholders. The By-Laws previously provided that directors were to be elected by a plurality of the votes cast. In addition, Article V, Section 4 of the By-Laws was amended to make a ministerial clarification.
     The full text of the By-Laws, as amended through March 15, 2011, is included as Exhibit 3.1 to this report, and amended Article I, Section 7, Article II, Section 11 and Article V, Section 4 thereof are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
             (d) Exhibits.

Exhibit number	Description

3.1	Amended and Restated By-Laws (as amended through March 15, 2011) of Diamond Offshore Drilling, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.
By:	/s/ William C. Long
William C. Long
Senior Vice President, General Counsel and Secretary

Dated: March 15, 2011

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